FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Liabilities (Details) - Amounts due to clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Effects of offsetting on the balance sheet
Gross amounts	$ 9,549,039	$ 4,124,751
Gross amounts set off in the balance sheet	(9,045,643)	(4,100,655)
Net amounts presented in the balance sheet	503,396	24,096
Related amounts not offset
Net amount	$ 503,396	$ 24,096